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                                                                    Exhibit 32.2


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

I, Dale A. Schnittjer, Interim Chief Financial Officer, Vice President and Controller of Teledyne Technologies Incorporated (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Dale A. Schnittjer
-----------------------------------------
Dale A. Schnittjer
Interim Chief Financial Officer, Vice
President and Controller
August 12, 2003